Daisytek Assumes Control of ISA Board of Directors;
       Company Executives Join Board as Acquisition Progresses

   ALLEN, Texas--(BUSINESS WIRE)--June 17, 2002--Three executives at Daisytek International Corporation (Nasdaq:DZTK) were appointed Friday as directors of ISA International plc (London AIM:ISA), a pan-European computer supplies distributor being acquired by Daisytek.
   New ISA directors are: Jim Powell, Daisytek director, president and chief executive officer; Jack Kearney, director and executive vice president, corporate development; and Ralph Mitchell, executive vice president, finance and chief financial officer.
   Hans Fristedt, a non-executive director of ISA since 1998, resigned from the board. Bruce Robinson, ISA's chief executive officer, and Mike Murphy, the chief financial officer, remain on the five-member board.
   The changes are in conjunction with Daisytek's announced offer for all of ISA's ordinary shares. Daisytek has received acceptances from shareholders or acquired shares in open-market purchases representing 85.3% of the ordinary share capital of ISA as of Thursday.

   About Daisytek

   Daisytek is a leading distributor of computer and office supplies and professional tape products, in addition to providing marketing and demand-generation services. Daisytek sells its products and services in the United States, Europe, Canada, Australia, Mexico and South America. Daisytek distributes more than 20,000 nationally known, name-brand computer and office supplies products and over 2,800 professional tape products from numerous manufacturers. Daisytek is headquartered near Dallas. This news release and more information about Daisytek are available at www.daisytek.com. The company's annual report is at www.dztkannualreport.com. These Web sites are not part of this release. Daisytek is a registered trademark of Daisytek, Incorporated. All rights reserved.
   The offer is being made in compliance with the U.K. City Code on Takeover and Mergers. The offer is being made in the United States pursuant to an exemption from the U.S. tender offer rules provided by Rule 14d-1(c) under the Exchange Act and pursuant to an exemption from the registration requirements of the Securities Act of 1933 provided by Rule 802 thereunder.

   The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management's current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

   Certain factors, including but not limited to, general economic conditions, industry trends, the loss of key suppliers or customers, the loss or material decline in service of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), risks inherent in acquiring, integrating and operating new businesses and investments, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties, exchange rate fluctuations, currency devaluations and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. There may be additional risks that we do not currently view as material or that are not presently known.
   Other factors that could affect Daisytek are set forth in Daisytek's 10-K for the fiscal year ended March 31, 2001.

    CONTACT: Daisytek International
             Jim Powell, 972/881-4700
             or
             Michael A. Burns & Associates
             Craig McDaniel, 214/521-8596
             Mobile: 214/616-7186
             cmcdaniel@mbapr.com